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                                                                    Exhibit 99.2

      Certification of Chief Executive Officer and Chief Financial Officer
                   under Section 906 of the Sarbanes-Oxley Act

Each of the undersigned officers hereby certifies that, to his knowledge, (1) Amendment No. 1 to the Annual Report on Form 10-K/A of Productivity Technologies Corp. for the year ended June 30, 2002 as to which this Certification is an exhibit fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m(a) or 78o(d)) and (2) the information contained in such Report fairly presents, in all material respects, the financial condition and results of operations of Productivity Technologies Corp.

Signed this 14th day of November, 2002.

/s/ Samuel N. Seidman
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    Samuel N. Seidman
    Chairman, Chief Executive Officer and President

/s/ Jesse A. Levine
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    Jesse A. Levine
    Vice President, Secretary, Treasurer and Chief Financial Officer